SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2007
PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-7573 (Commission File Number)	73-0618660 (I.R.S. Employer Identification No.)
1401 Enclave Parkway, Suite 600
Houston, Texas 77077
(Address of principal executive offices, including zip code)
(281) 406-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a) Previous independent registered public accounting firm.
(i)	On March 9, 2007, the Audit Committee of the Board of Directors of Parker Drilling Company (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective March 9, 2007.
(ii)	PwC’s reports on the financial statements of the Company for the fiscal years ended December 31, 2006 and 2005, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
(iii)	During the fiscal years ended December 31, 2006 and 2005, and through March 9, 2007, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements of the Company for such years.
(iv)	During the fiscal years ended December 31, 2006 and 2005, and through March 9, 2007, there have been no “reportable events,” as such term is used in Item 304(a)(1)(v) of Regulation S-K.
(v)	The Company has provided PwC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and has requested that PwC furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. PwC has provided the Company with a letter, addressed to the Commission, which is filed as Exhibit 16 hereto.
     (b) New independent registered public accounting firm.
     On March 15, 2007, the Audit Committee of the Board of Directors of the Company engaged KPMG LLP (“KPMG”) effective March 15, 2007 to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2007. During the Company’s fiscal years ended December 31, 2006 and 2005, and through March 15, 2007, the Company did not consult with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibit is filed herewith:
     16 — Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 15, 2007
S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY
Dated: March 15, 2007	By:	/s/ Ronald C. Potter
Ronald C. Potter
Vice President & General Counsel

Index to Exhibits

Exhibit No.	Description
16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 15, 2007

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